EXHIBIT 10.2

Tax Folio Nos. 19230 12 00100, 19230 12 00200, 19230 19 00200 & 19230 19 00300

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PREPARED  BY/RECORD AND RETURN TO: Howard L. Friedberg,  Esquire,  Katz, Barron,
Squitero, Faust, Brecker, Terzo, Friedberg & Grady, P.A.; 2699 South Bayshore Drive, 7th Floor Miami, Florida 33133; Telephone: (305) 856-2444.
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                      MORTGAGE DEED AND SECURITY AGREEMENT

      THIS MORTGAGE DEED AND SECURITY AGREEMENT is made and entered into as of the 20th day of December, 2004, by and between AGU ENTERTAINMENT CORP., a Delaware corporation ("Mortgagor"), whose address is 3200 West Oakland Park Boulevard, Lauderdale Lakes, Florida 33311, and Mitchell Entertainment Company, a Delaware limited liability company ("Mortgagee"), 7220 NW 36th Street, Suite 100, Miami, Florida 33166, its successors and assigns.

                              W I T N E S S E T H :

      WHEREAS, Mortgagor has, simultaneously herewith, executed and delivered to Mortgagee a Secured Convertible Term Note (the "Note") of even date herewith, in the principal amount of Three Million and 00/100 Dollars ($3,000,000.00), payable in accordance with the terms and provisions as particularly stated in said Note, on or before the maturity date set forth in the Note, which Note by reference is made a part hereof as though set out in full herein.

      NOW THEREFORE, to secure the performance and observance of all covenants and conditions in the Note and in this Mortgage, and in all other instruments securing the Note, and as security for any and all other sums, indebtedness, obligations and liabilities of any and every kind, now or hereafter, during the term hereof, owing and to become due from Mortgagor to Mortgagee, or to the holder of the Note, or to the assignees thereof, howsoever the indebtedness is created, incurred, evidenced or acquired and whether said indebtedness is direct or indirect, absolute or contingent, sole or joint, primary or secondary, or evidenced by promissory notes, open accounts or otherwise; and all renewals, modifications or extensions of all or any of the foregoing, and for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) paid by Mortgagee to Mortgagor this date, and for other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever, certain lands lying and being situate in Broward County, Florida, more particularly described as follows:

                       SEE EXHIBIT "A" APPENDED HERETO AND
                      MADE A PART HEREOF (the "Property"),

      TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, and all fixtures, machinery, appliances, equipment, furniture and property of every nature whatsoever, now or hereafter owned by Mortgagor and located in or on, or attached to, or used, or intended to be used, in connection with the operation of the Property, buildings, structures, or other improvements, such as, without limitation, all apparatus, machinery, appliances, equipment, radiators, ranges, refrigerators, awnings, shades, blinds, incinerating equipment, power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, lifting, cleaning, fire prevention, fire extinguishing, ventilating and communications apparatus, boilers, vacuum cleaning systems, elevators, escalators, screens, storm doors and windows, stoves, wall beds, attached cabinets, partitions, ducts, compressors, rugs and carpets, draperies, furniture and furnishings;

      TOGETHER WITH all building materials and equipment now or hereafter delivered to the Property and intended to be installed therein including, but not limited to, lumber, plaster, cement, shingles, roofing, plumbing, fixtures, pipe, lath, wall-heaters, screens, window frames, glass doors, flooring, paint, lighting fixtures, and unattached refrigerating, cooking, heating, ventilating and air conditioning ducts, appliances and equipment, goods, tools, lawn equipment, floor coverings, and elevators;

      TOGETHER WITH all right, title and interest of Mortgagor in and to the minerals, soil, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter on the Property, or under or above the same, or any part or parcel thereof;

      TOGETHER WITH all easements, rights-of-way, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and sanitary and storm sewer systems, now or hereafter owned by the Mortgagor which are now or hereafter located by, over, and/or upon the Property, or any part and parcel thereof, and which water system includes all water mains, service laterals, hydrants, valves and appurtenances, and which sewer system includes all sanitary sewer lines, including mains, laterals, manholes, and appurtenances; and all paving for streets, roads, walkways or entrance ways now or hereafter owned by Mortgagor and which are now or hereafter located on the Property, or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law, as well as in equity, of Mortgagor of, in, and to the same, including, but not limited to, all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the Mortgaged Property, or any part thereof, under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Mortgaged Property, or any part thereof, or to any rights appurtenant thereto. Also, all architectural building plans and specifications and all abstracts of title relating to the Mortgaged Property;

      TOGETHER WITH all of Mortgagor's right, title and interest as lessor in and to all leases or rental arrangements of the Property, or any part thereof, heretofore made and entered into, and in and to all leases or rental arrangements hereafter made and entered into by or on behalf of Mortgagor, together with all rents and payments in lieu of rents, together with any and all guarantees of such leases or rental arrangements and including all present and future security deposits and advance rentals;

      TOGETHER WITH all of Mortgagor's right, title and interest as seller in and to all agreements for the sale of the Property, the Mortgaged Property or any part thereof, heretofore made and entered into, and in and to all sale agreements hereafter made and entered into, by or on behalf of Mortgagor, together with all deposits and payments in connection therewith, together with any and all guarantees of such agreements, together with any and all receivables now or hereafter due Mortgagor with respect to such agreements;

      TOGETHER WITH all of Mortgagor's right, title and interest in and to all unearned premiums accrued, accruing, or to accrue under any and all insurance policies now or hereafter provided pursuant to the terms of security agreements, and all proceeds or sums payable for the loss of or damage to (a) the Property or personal property, or (b) rents, revenues, income, profits or proceeds from service agreements or contracts, leases, franchises, concessions or licenses of or on any part of the Property;

      TOGETHER WITH all contracts and contract rights and accounts of Mortgagor now or hereafter arising from contracts now or hereafter entered into in connection with development, construction upon, or operation of the Property (including, without limitation, all warranties or guaranties by third parties, all deposits held by or on behalf of Mortgagor, and all management, franchise, license and service agreements related to the business now or hereafter conducted by Mortgagor on the Property);

      TOGETHER WITH all accounts, contract rights, goods, inventory, intangible personal property, permits, licenses, liquor licenses, and all personal property, whether actually or constructively attached to, connected with, or associated with the Property;

      TOGETHER WITH all of the right, title and interest of Mortgagor in and to any trademarks, trade names, names of businesses, or fictitious names of any kind used in conjunction with the operation of any business or endeavor located on the Property;

      TOGETHER WITH all of Mortgagor's interest in all utility security deposits or bonds on the Property or any part or parcel thereof;

      TOGETHER WITH all instruments, documents, chattel papers and general intangibles relating to or arising from the foregoing collateral, and all cash and non-cash proceeds and products thereof; and

      TOGETHER  WITH  all  products,  proceeds,  additions,   improvements,  and
accessions thereto and replacements, renewals, accessions, or substitutions thereto, in and to any of the items hereinabove set forth.

      Mortgagor hereby grants to Mortgagee a security interest in all fixtures, rights in action and personal property described herein. This Mortgage is a self-operative security agreement with respect to such property, even though Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagor additionally hereby authorizes Mortgagee to record and file from time to time such financing statements, amendment statements, continuation statements and such other instruments as Mortgagee shall require, in its sole discretion, in order to perfect its security interest provided hereunder. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Uniform Commercial Code (the "Code"). Mortgagor shall, from time to time, on request of Mortgagee, deliver to the Mortgagee an inventory of all such articles of personal property in reasonable detail. Mortgagor covenants and represents that all such personal property now is, and that all replacements thereof, substitutions therefor and additions thereto, unless Mortgagee otherwise consents, will be free and clear of superior liens, encumbrances or security interests of others. Furthermore, in the event of default, the parties agree that, in the event the Mortgagee should elect to proceed with respect to said properties under the Code, five (5) days notice of the sale thereof shall be reasonable notice.

      Without the necessity of any further act of Mortgagor or Mortgagee, the lien of and security interest created by this Mortgage Deed and Security Agreement automatically will extend to and include:(i) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions and after-acquired property of any nature whatsoever attached to, located in or on, or used in the operation of the Mortgaged Property or any part thereof (and Mortgagor covenants and warrants that it will have good and absolute title to all of the aforesaid after-acquired property free of any lien or encumbrance), and (ii) any and all monies, proceeds and other property that from time to time, either by delivery to Mortgagor or by any instrument (including this Mortgage Deed and Security Agreement), may be subjected to such lien and security interest by Mortgagor or by anyone on behalf of Mortgagor, or with the consent of Mortgagor, or which otherwise may come into the possession or otherwise be subjected to the control of Mortgagee or Mortgagor pursuant to this Mortgage Deed and Security Agreement or any associated loan document.

      Additionally, Mortgagor hereby assigns to Mortgagee all of Mortgagor's rights and interests as lessor in any leases now or hereafter existing and affecting the Property described herein together with all rents, income and profits due and becoming due therefrom, which leases shall be subject and subordinate to this Mortgage in all respects. In the event of any default occasioning acceleration under this Mortgage or the Note, Mortgagor authorizes Mortgagee to demand and collect all rents accruing from the Mortgaged Property and apply the same to the outstanding indebtedness and any payments thus made and applied shall not cure any default or impair the Mortgagee's right to proceed with any legal action to collect its entire mortgage debt. Mortgagor hereby authorizes Mortgagee to give notice in writing of this assignment at any time to any tenant whose lease is assigned to Mortgagee by virtue of this provision. Prior to the occurrence of an Event of Default, Mortgagor shall have the right to collect said rents; provided however, that even before default occurs, no advance rent (other than one (1) month's advance rent and a security deposit) shall be collected. Mortgagor further agrees to take no other act which would impair or destroy the rights and benefits of Mortgagee hereunder.

      The Property and all of the foregoing items are collectively referred to as the "Mortgaged Property".

      TO HAVE AND TO HOLD the same, with the tenements, hereditaments and appurtenances thereunto belonging unto Mortgagee.

      PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee all sums payable under the Note, at the times and in the manner stipulated therein, all without any deductions or credit for taxes or other similar charges paid by Mortgagor, as well as all future advances and all other sums and indebtedness, obligations and liabilities for which this instrument is security, and shall keep, perform and observe all other promises in the Note and any renewals, extensions, or modifications thereof, and also provided that if Mortgagor shall promptly keep, perform and observe all the covenants and conditions in this Mortgage Deed and Security Agreement and any extension or modifications thereof, and in all other instruments securing the Note, to be kept, performed or observed by Mortgagor, then this Mortgage, and all the properties, interest, and rights hereby granted, conveyed and assigned shall cease and be void, but shall otherwise remain in full force and effect.

                                   ARTICLE ONE
                             COVENANTS OF MORTGAGOR

      Mortgagor covenants and agrees with Mortgagee as follows:

      1.01 Performance of Note, Mortgage, and other Loan Documents. Mortgagor shall perform, observe and comply with all provisions of the Note and will promptly pay to Mortgagee the principal and interest thereon and all other sums required to be paid by Mortgagor under the Note when payment shall become due, all without deduction or credit for taxes or other similar charges paid by Mortgagor, and Mortgagor shall perform, observe and comply with all provisions of this Mortgage, together with all other documentation executed in connection herewith.

      1.02 Warranty of Title. Mortgagor is indefeasibly seized of the Mortgaged Property in fee simple; that Mortgagor has full power and lawful right to convey the Mortgaged Property in fee simple as aforesaid; that it shall be lawful for Mortgagee at all times hereafter peaceably and quietly to enter upon, hold, occupy and enjoy the Mortgaged Property; that the Mortgaged Property and every part thereof is free from all liens and encumbrances except for (a) that certain first mortgage in favor of Charley Zeches, in her capacity as Trust of LAKES HOLDING TRUST U/A dated July 27, 2001, having an outstanding balance of $7,000,000 ("Zeches Mortgage"), (b) 2005 and subsequent year's taxes which are not yet due and owing and (c) the recorded special exceptions expressly identified in any mortgagee title insurance policy accepted by Mortgagee, and that Mortgagor will make such other and further assurances to perfect the title to the Mortgaged Property in Mortgagee as may hereafter be required; and that Mortgagor does hereby fully warrant the title to the Mortgaged Property and will defend the same against the lawful claims of all persons whomsoever. For purposes of this Article, record notice of any title defect shall not in any manner constitute notice to Mortgagee of such title defect. Mortgagor acknowledges that Mortgagee is acting in reliance upon the above warranties and representations of Mortgagor concerning title to the Mortgaged Property.

      1.03 Zoning. All applicable zoning laws, ordinances and regulations affecting the Mortgaged Property permit the current use and occupancy of the Mortgaged Property and the intended uses to be made by Mortgagor as relayed to Mortgagee.

      1.04 Taxes and Liens, and Utility Charges.

            (a) Mortgagor shall pay promptly, when and as due (and on or before such date so as to obtain the maximum available discount), and shall, upon Mortgagee's request, promptly exhibit to Mortgagee receipts for the payment of all taxes, assessments, rates, dues, charges, fines and impositions of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property before they become delinquent and before any interest attaches or any penalty is incurred.

            (b) Mortgagor shall not permit or suffer any construction, contractor's, mechanic's, laborer's, or materialmen's statutory or other lien to be created or to remain a lien upon any of the Mortgaged Property, which lien is not released or terminated within thirty (30) days of the filing thereof.

            (c) Notwithstanding any other provision of this Mortgage, Mortgagor shall have the right to contest any taxes, liens and charges provided it proceeds with due diligence and gives Mortgagee adequate assurance by bonding such disputed liens or by depositing the amounts of such disputed taxes or charges with Mortgagee, which deposited amounts shall be returned to Mortgagor, upon resolution of such contest and evidence satisfactory to Mortgagee of Mortgagor's compliance with any determination thereof.

            (d) In the event of the passage, after the date of this Mortgage, of any law deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured by mortgages, or the manner of the collection of any such taxes, so as to affect this Mortgage, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Mortgaged Property upon Mortgagee, the indebtedness secured hereby shall immediately become due and payable at the option of Mortgagee; provided, however, that if any such law shall impose a tax upon Mortgagee or increase any tax now payable by Mortgagee, such election by Mortgagee shall be ineffective if prior to the due date: (i) Mortgagor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest and charges payable hereunder and under the Note); (ii) Mortgagor does pay such tax or increased portion; and (iii) Mortgagor agrees with Mortgagee in writing to pay, or reimburse Mortgagee for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Mortgaged Property or any portion thereof. The obligations of Mortgagor under such agreement shall be secured hereby.

      1.05 Insurance. Mortgagor shall obtain, deliver to and maintain for the benefit of Mortgagee (and without cost to Mortgagee) during the term of this Mortgage, with all premiums paid thereon and without notice or demand, the following insurance with respect to the Mortgaged Property:

            (a) If and as applicable, Mortgagor shall obtain, deliver to and maintain for the benefit of Mortgagee an "all risks" permanent hazard insurance policy along with a flood insurance policy, if the Mortgaged Property is in a designated flood plain area. The policy or policies must be from a company satisfactory to Mortgagee, must cover all risks (with full replacement coverage) required to be covered by Mortgagee (such as, but not limited to, fire, extended coverage, windstorm, sprinkler leakage coverage, if applicable, theft, boiler explosion coverage, if applicable, building ordinance or law coverage, and vandalism coverage) and must be in an amount satisfactory to Mortgagee and in no event less than the amount due under the Note and sufficient to avoid the application of any co-insurance provisions, must include provisions for a minimum thirty (30) day prior written notice to Mortgagee of any intended policy cancellation or non-renewal, and must designate Mortgagee as a mortgagee and loss payee.

            (b) Mortgagor shall obtain, deliver to, and maintain for the benefit of Mortgagee (general comprehensive public) liability insurance (i.e. commercial general liability insurance) against claims for bodily injury, death and property damage occurring in, on or about the Mortgaged Property in such amounts as may be required by Mortgagee but not less than Two Million and 00/100 Dollars ($2,000,000.00) in the case of bodily injury or death to one person, Five Million and 00/100 Dollars ($5,000,000.00) in any one occurrence and in the annual aggregate, and Two Million and 00/100 Dollars ($2,000,000.00) in the case of property damage. The general comprehensive public liability insurance policies must be from a company reasonably satisfactory to Mortgagee and must include provisions for a minimum of thirty (30) days advance written notice to Mortgagee of any intended policy cancellation or non-renewal and must designate Mortgagee as a mortgagee and an additional named insured.

            (c) If required by Mortgagee, and otherwise applicable to the business of Mortgagor, Mortgagor shall obtain, deliver to and maintain for the benefit of Mortgagee, Workers' Compensation Insurance in the statutory amount naming Mortgagor as owner of the Mortgaged Property.

            (d) Mortgagor shall obtain, deliver to and maintain for the benefit of Mortgagee insurance coverage (and changes to the above requirements) during the term of this Mortgage in such amounts and to protect against such other insurable hazards, casualties and contingencies as may, from time to time, be required by Mortgagee.

            (e) Notwithstanding anything contained in this Mortgage or the other loan documents to the contrary, each insurance policy required hereunder (liability, casualty or builder's risk insurance) shall include coverage for acts of terrorism. If the applicable insurance policy excludes acts of terrorism, Mortgagor shall be required to purchase separate insurance that covers acts of terrorism, which insurance shall be in form and content acceptable to Mortgagee, in its sole discretion.

      All policies of insurance required hereunder shall: (a) be written by carriers which are licensed or authorized to transact business in the State of Florida and are rated "B+"-Class XI or better according to the latest published Best Key Rating Guide, and which shall otherwise be acceptable to Mortgagee in all other respects; (b) provide that the Mortgagee shall receive a minimum of thirty (30) days prior written notice from the issuer before cancellation, modification, material change or non-renewal of the policy; (c) provide for full replacement; (d) be written without a deductible provision and for such amounts as are sufficient to prevent Mortgagor from becoming excessively self-insured or a co-insurer thereunder; (e) contain no exclusion for acts of terrorism; and (f) provide that Mortgagee be protected as a lien holder, regardless of any actions of Mortgagor. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. The form of such policies, the companies issuing them and the amount of coverage which is required shall be acceptable to Mortgagee. Each policy, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be maintained in full force and effect, shall be assigned, and the original policies delivered to Mortgagee with premiums prepaid. All policies shall be endorsed with a standard mortgagee clause in favor of Mortgagee as first mortgagee, not subject to contribution or assessment. If the insurance or any part thereof shall expire or be withdrawn or become void or inadequate by Mortgagor's breach of any condition thereof, or become void or insufficient by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatsoever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property, satisfactory to Mortgagee. The original policies, with the premiums paid, shall be delivered to Mortgagee upon the execution hereof and renewal policies with the premiums paid shall be delivered to Mortgagee at least thirty (30) days before expiration of the old policies. In the event of loss, Mortgagor will give immediate notice thereof to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor and Mortgagee is hereby appointed attorney-in-fact for Mortgagor, which appointment is coupled with an interest, to make said proof of loss and give a receipt for any proceeds collected under such policies. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, directly to Mortgagee. All such policies herein are hereby assigned to Mortgagee as additional security for the payment of the indebtedness hereby secured. If Mortgagee becomes the owner of the Mortgaged Property, or any part thereof, by foreclosure or otherwise, such policies, including all rights and interest of the Mortgagor thereunder, shall become the absolute property of Mortgagee.

      The address of the Mortgagee under any mortgagee and loss payee clause shall be set forth as follows:

                         Mitchell Entertainment Company
                         7220 NW 36th Street, Suite 100
                         Miami, Florida 33166

      After the occurrence of an Event of Default, at the option of Mortgagee and assuming the mortgagee under the Zeches Mortgage has not otherwise exercised this option, Mortgagor shall pay to Mortgagee, together with the regularly scheduled payment due under the Note, a sum equal to one-twelfth (1/12) of the annual amount necessary to pay all insurance premiums so as to keep all required insurance on the Mortgaged Property in full force and effect. All monies thus paid shall be held by Mortgagee without interest and in accordance with the terms and provisions of Paragraph 1.06 below, subject to any prior exercise by the mortgagee under the Zeches Mortgage.

      1.06 Escrow Account. Mortgagor shall pay to Mortgagee, together with and in addition to the payment of principal and interest payable under the Note secured hereby, an amount reasonably sufficient (as estimated by Mortgagee) to provide Mortgagee with funds to pay such taxes, assessments, insurance premiums (insurance premiums to be paid only if required by Mortgagee and upon notification from Mortgagee), and other charges next due so that Mortgagee will have sufficient funds on hand to pay the same at least thirty (30) days before whichever of the following dates first occurs: (a) the date on which they become past due; (b) the date on which there is any discount loss; or (c) the date on which there is additional interest or penalty charged. In no event shall Mortgagee be liable for any interest on any amount paid to it under any escrow requirement herein (unless required by applicable law) and the money so received may be held in a special escrow account properly designated for the purposes designated above or may be commingled with the general funds of Mortgagee. Upon demand of Mortgagee, Mortgagor shall deliver to Mortgagee, within fifteen (15) days after such demand, such additional sums of money as are necessary to enable Mortgagee to pay the above noted impositions, premiums and charges when due. In the case of a default by Mortgagor hereunder, Mortgagee may apply any amount under this paragraph remaining to Mortgagor's credit to the reduction of principal or interest or any other charge due and owing hereunder, at such times and in such a manner as Mortgagee shall determine, in its sole and absolute discretion. Upon payment in full of the indebtedness secured by this Mortgage, the amount of any unused escrow funds shall be paid over to the person or entity entitled to receive the same. This Section 1.06 shall be subject and subordinate to the rights of the mortgagee under the Zeches Mortgage.

      1.07 Condemnation. If all or any substantial part of the Mortgaged Property shall be damaged or permanently taken through condemnation (which term when used in this Mortgage shall include any such damage or taking by a governmental authority, and any transfer by private sale in lieu thereof), the entire indebtedness secured hereby shall, at the option of Mortgagee, become immediately due and payable. Subject to the rights of the mortgagee under the Zeches Mortgage, Mortgagee shall be entitled to all compensation, awards and other payments or relief therefor. All such compensation, awards and other payments or relief therefor are hereby assigned by Mortgagor to Mortgagee. Mortgagee may release any monies so received by it without affecting the lien of the Mortgage or may apply the same in such manner as Mortgagee shall determine, to the reduction of the indebtedness secured by this Mortgage and then, if any surplus remains after such application, such surplus shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensations, awards and other payments or relief for any such condemnation as Mortgagee may require.

      Notwithstanding the foregoing, however, Mortgagee shall, at its option, have the right to appear in and defend any condemnation suit in its own name.

      1.08 Care of Property/Restoration Upon Casualty or Condemnation.

            (a) Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not remove or demolish, alter or change the use of any building, structure or other improvement presently or hereafter on the Mortgaged Property without the prior written consent of Mortgagee. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will materially increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

            (b) Except as otherwise provided in this Mortgage, no fixture, personal property or other part of the Mortgaged Property shall be removed or materially demolished without the prior written consent of Mortgagee. Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, tools, appliances, machinery, fixtures or appurtenances, subject to the lien hereof, which may become worn out, undesirable or obsolete only if they are replaced concurrently with similar items of at least equal value which shall, without further action, become subject to the lien of this Mortgage.

            (c) Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time during the term of this Mortgage.

            (d) Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof. Mortgagor reserves and maintains the right if Mortgagor deems any item referred to in this Paragraph 1.08(d) to be illegal, improperly applied or otherwise inconsistent with the legal right of Mortgagor, to contest and/or litigate such item so long as the validity is contested by Mortgagor with diligence and in good faith and with appropriate deposits, if required, paid in escrow with the Clerk of the Court, if appropriate, so that accumulation of penalties are avoided or, if not avoided, an additional deposit sufficient to cover all such penalties. In the event any payment of the whole of any amount due shall be necessary to prevent any foreclosure on the Mortgaged Property, then Mortgagor shall pay all such amounts in sufficient time to prevent any such foreclosure.

            (e) If the Mortgaged Property or any part thereof is damaged or destroyed by fire, by condemnation, or any other cause, Mortgagor will give immediate written notice of the same to Mortgagee.

            (f) Each property insurance policy shall provide that the proceeds of insurance paid on account of any damage or destruction to the Mortgaged Property, or any part thereof, shall be paid to Mortgagee. Mortgagor also acknowledges that all proceeds of condemnation (i.e., compensation, awards and other payment or relief therefor) have been assigned by Mortgagor to Mortgagee (such proceeds of insurance and condemnation are hereinafter collectively referred to as the "Proceeds"). Mortgagor shall promptly deliver to Mortgagee any Proceeds which are paid directly to Mortgagor by the casualty insurance carrier or by any governmental or quasi-governmental authority. In the event of damage or destruction to the Mortgaged Property or any portion thereof, whether insured or uninsured, or if any part of the Mortgaged Property shall be physically damaged through condemnation, Mortgagor shall, as set forth above, give immediate written notice thereof to Mortgagee and Mortgagee shall have the option, in its sole and absolute discretion, to apply any portion of the Proceeds to the payment of the indebtedness evidenced by the Note, or to allow all or any portion of the Proceeds to be used for the restoration, repair or replacement of the Mortgaged Property or applicable part thereof under such conditions as may be established by Mortgagee.

      1.09 After Acquired Property. The lien of this Mortgage will automatically attach, without further act, to all after acquired personal property owned by Mortgagor located in or on, or attached to, or used or intended to be used in connection with, the Mortgaged Property or any part thereof. It shall also attach, without further act, to any real property now or hereafter during the term of this Mortgage acquired by Mortgagee or its affiliates which is adjacent or reasonably proximate to the Mortgaged Property ("Adjacent Property"). However, Mortgagor agrees to execute and deliver to Mortgagee, within ten (10) days after request, any documentation reasonably required by Mortgagee to perfect the "spreading" of the lien of this Mortgage to such Adjacent Property.

      1.10 Expenses. Mortgagor shall pay, or reimburse Mortgagee, for all costs, fees, charges, taxes (including, without limitation, documentary stamp tax, intangible taxes (recurring and nonrecurring)) and expenses of every kind, including the cost of an abstract of title to said lands, found to be convenient or expedient in connection with any suit for the foreclosure of this Mortgage, and also including reasonable attorneys' fees incurred or expended at any time by Mortgagee because of the failure of Mortgagor to pay the Note as agreed or of Mortgagor to perform, comply with, and abide by all or any of the covenants, conditions and stipulations of this Mortgage and/or the other loan documents evidencing or securing the Note, and in the foreclosure of this Mortgage and in collecting the amount due under the Note secured hereby, with or without legal proceedings, and to reimburse Mortgagee for every payment made for any such purpose with interest from date of every such payment at the Default Rate (as defined in the Note); such payments and obligations, with interest thereon as aforesaid, shall be secured by the lien hereof. Any judgment obtained by Mortgagee against Mortgagor as to any amounts due under the Note or this Mortgage shall also bear interest at the Default Rate.

      1.11 Books and Records. Mortgagor will keep complete books and records of account in accordance with generally accepted accounting principles consistently applied ("GAAP") covering and relating to the Mortgaged Property and will permit Mortgagee or Mortgagee's agents, accountants and attorneys to inspect the Mortgaged Property and examine Mortgagor's books and records as they relate to the Mortgaged Property, at such reasonable times as may be requested by Mortgagee, and at Mortgagee's sole cost.

      1.12 Mortgagor as Lessor. Mortgagor shall faithfully perform the covenants and agreements of Mortgagor as lessor under any present and future leases affecting all or any portion of the Mortgaged Property, and neither neglect to do, nor permit to be done, anything which may diminish or impair their value, or the rents provided for therein or thereunder. Mortgagor agrees: (a) that said leases shall remain in full force and effect irrespective of any merger of the interest of the lessor and lessee thereunder and that it will not transfer or convey the title to the Mortgaged Property or any portion thereof to any of the lessees; (b) not to enter into any new lease agreement, with respect to a 5,000 square foot or greater portion of the Property or with respect to a portion of the Property which is less than 5,000 square feet, unless the rent payable under such lease agreement represents the fair market value for the lease of a space of similar size and character to the space rented under such lease agreement or terminate or materially modify or amend said leases or any of the terms thereof, or grant any concessions in connection therewith, either orally or in writing, or to accept a surrender thereof without the written consent of the Mortgagee and that any attempted execution of any new lease or any termination, modification, or amendment of any lease or leases without such written consent shall be null and void; (c) not to collect any advance rents other than first and last month's advance rent and a security deposit; (d) not to discount any future accruing rents, except in the ordinary course of business; (e) not to execute any other assignments of any lease or any interest therein or any of the rents thereunder; (f) to perform all of Mortgagor's covenants and agreements as lessor under said leases and not to suffer or permit to occur any release of liability of the lessees, or any rights of the lessees to withhold payment of rent; and to give prompt notice to Mortgagee of any notice of default on the part of Mortgagor with respect to said leases received from the lessees; (g) that none of the rights or remedies of Mortgagee under this Mortgage shall be delayed or in any way prejudiced by assignment; (h) notwithstanding any variation of the terms of this Mortgage or any extension of time for payment hereunder or any release of part or parts of the lands conveyed hereunder, the leases and benefits thereby assigned shall continue as additional security in accordance with the terms hereof; (i) not to alter, modify or change the terms of any guarantees with respect to the leases without the prior written consent of Mortgagee, except in the ordinary course of business; (j) not to consent to any assignment of any lease or leases, or any subletting thereunder, whether or not in accordance with their terms, without the prior written consent of Mortgagee, except in the ordinary course of business; (k) not to request, consent to, agree to, or accept a subordination of any lease or leases to any mortgage or other encumbrance now or hereafter affecting the Mortgaged Property, except for this Mortgage if requested by Mortgagee; (l) not to exercise any right of election, whether specifically set forth in any such lease or otherwise, which would in any way diminish the lessee's liability or have the effect of shortening the stated term of the lease, except in the ordinary course of business; (m) not to sell, transfer, assign, or remove any personal property now or hereafter located on the Mortgaged Property, unless such action results in substitution or replacement with similar items, owned by Mortgagor and not otherwise encumbered, of equal value, without the prior written consent of Mortgagee; and (n) not to enter into any new lease agreement with any operating dry cleaner or gasoline service station or any similar type or types of establishment without first obtaining the written consent of Mortgagee, which may be withheld by Mortgagee, in its sole and absolute discretion. Mortgagor shall procure and deliver to Mortgagee at the time of executing the Mortgage, or at any time within thirty (30) days after notice and demand, estoppel letters or certificates from each lessee, tenant or occupant in possession of the Mortgaged Property, as required by, and in form and substance satisfactory to, Mortgagee and deliver to Mortgagee a recorded assignment of all the lessor's interest in such leases, in form and substance satisfactory to Mortgagee (in addition to the assignment and mortgage herein), and proof of proper service of a copy of such assignment on each lessee, either personally or by prepaid certified mail, return receipt requested. All forms of lease, rental or use agreements (and amendments thereto) for the Mortgaged Property, or any part thereof, shall be submitted to Mortgagee for approval for lending purposes prior to becoming binding upon Mortgagor, unless this requirement is waived in writing by Mortgagee.

      1.13 Environmental Contamination/Hazardous Wastes. Mortgagor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any federal, state or local laws, ordinances or regulations, including, without limitation, those relating to zoning, building, occupational safety and health, industrial hygiene or to the environmental conditions on, under or about the Mortgaged Property, including, but not limited to soil and ground water conditions. Mortgagor shall not use, generate, manufacture, store or dispose of, on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any flammable explosives, radioactive materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," and "toxic substances" under any applicable federal or state laws or regulations (collectively, the "Hazardous Materials").

      Mortgagee, at its sole option and at Mortgagor's expense, may obtain, at any time and from time to time (but not more than once in any 12 month period, unless there exists reasonable evidence of contamination of or at the Mortgaged Property or in proximity thereof, or the existence of Hazardous Materials at or upon the Mortgaged Property or in proximity thereof) so long as any obligation hereunder remains unsatisfied, an environmental assessment or audit certified to Mortgagee from a reputable environmental engineer of Mortgagee's choice for the purpose of determining whether the Mortgaged Property has been or presently is being used for the handling, storage, transportation, or disposal of any Hazardous Materials and/or to determine the existence of any contamination on the Mortgaged Property or violation of any environmental law at the Mortgaged Property, whether caused off-site or on-site and whether caused by Mortgagor or a third party. Said environmental assessment or audit shall include a study of the existing surface and subsurface conditions of the Property and an analysis of the soil, including sufficient test borings to determine whether any contamination exists. Mortgagor hereby grants to Mortgagee, its agents and contractors, an irrevocable license to enter upon the Mortgaged Property for the purpose of conducting any environmental testing desired by Mortgagee, which license shall remain in place until this Mortgage has been satisfied of record. In the event Mortgagee requests such a report and said report indicates such handling, storage, transportation, or disposal of any Hazardous Materials, or the existence of any contamination on the Mortgaged Property or violation of any environmental law in connection with the Mortgaged Property, the same shall be and constitute, at the option of Mortgagee, an Event of Default hereunder.
Mortgagee may require that all violations of law with respect to same be corrected and that Mortgagor obtain all necessary environmental permits before Mortgagee shall fund any initial or subsequent advance under the Note, at Mortgagee's sole option.

      Mortgagor shall immediately advise Mortgagee in writing of: (a) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials affecting the Property (the "Hazardous Materials Laws"); (b) all claims made or threatened by any third party against Mortgagor or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in subsections (a) and (b) above are collectively referred to herein as the "Hazardous Materials Claims"); and
(c) Mortgagor's discovery of any occurrence or condition on any immovable (real) property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws.

      Mortgagee shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' fees and paralegal charges and all costs incurred in connection with such proceedings paid by Mortgagor. Mortgagor shall be solely responsible for, and shall indemnify, defend and hold Mortgagee, its directors, officers, employees, agents, successors and assigns harmless from and against any loss, damage, cost, expense or liability, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under or about the Property, including, without limitation: (a) all foreseeable consequential damages; (b) the costs of any required or necessary repair, cleanup or detoxification of the Property, and the preparation and implementation of any closure, remedial or other required plans; and (c) all reasonable costs and expenses incurred by Mortgagee in connection with subsections (a) and (b), including, but not limited to, reasonable attorneys' fees and paralegal charges.

      Without Mortgagee's prior written consent, which shall not be unreasonably withheld, Mortgagor shall not take any remedial action in response to the presence of any Hazardous Materials on, under, or about the Property nor enter into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in Mortgagee's reasonable judgment, impair the value of Mortgagee's security hereunder; provided, however, that Mortgagee's prior consent shall not be necessary in the event that the presence of Hazardous Materials on, or under, or about the Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Mortgagee's consent before taking such action, provided that in such event Mortgagor shall notify Mortgagee as soon as practicable of any action so taken. Mortgagee agrees not to withhold its consent, where such consent is required hereunder, if either (a) a particular remedial action is ordered by a court of competent jurisdiction, or (b) Mortgagor establishes to the reasonable satisfaction of Mortgagee that there is no reasonable alternative to such remedial action which would result in less impairment of Mortgagee's security hereunder.

      Mortgagor hereby agrees to indemnify Mortgagee and hold Mortgagee, its directors, officers, employees, agents, successors and assigns harmless (except to the extent caused by the gross negligence or willful misconduct of the Mortgagee) from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorneys' fees, paralegal charges and expenses), arising directly or indirectly, in whole or in part, out of (a) any Hazardous Materials Claims or (b) the presence on or under the Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from the Property, or (c) any activity carried on or undertaken on or off the Property, whether prior to or during the term of this Mortgage, and whether by Mortgagor or any predecessor-in-title or any employees, agents, contractors or subcontractors of Mortgagor or any predecessor-in-title, or any third persons at any time occupying or present on the Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Property. The foregoing indemnity shall further apply to any residual contamination on or under the Property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances.

      Mortgagor agrees at all times to comply fully and in a timely manner, and to cause all tenants, employees, agents, contractors and subcontractors of Mortgagor and any other persons occupying or present on the Property to so comply, with all applicable federal, state and local laws, regulations, guidelines, codes and ordinances applicable to the use, generation, handling, storage, treatment, transport and disposal of any Hazardous Materials now or hereafter located or present on or under the Property, and Mortgagor agrees to indemnify, defend and hold Mortgagee, its directors, officers, employees, agents, successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to reasonable attorneys' fees, paralegal charges and expenses), arising directly or indirectly, in whole or in part, from any failure of Mortgagor, its tenants, employees, agents, contractors, subcontractors or other such persons, to comply with any such laws, regulations, guidelines, codes or ordinances.

      The obligations of Mortgagor to indemnify, defend and hold Mortgagee harmless under this section shall survive any foreclosure of this Mortgage or any transfer of the Property whatsoever and repayment of the loan(s) secured by this Mortgage.

      1.14 Mortgagee's Right to Perform Upon Defaults of Mortgagor. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term in this Mortgage, Mortgagee may, at its option, perform or observe the same without waiving any rights it may have hereunder, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Mortgagee, together with interest thereon at the maximum rate permitted by applicable law from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

                                   ARTICLE TWO
                                    DEFAULTS

      2.01 Event of Default. The term "Event of Default" wherever used in this Mortgage, shall mean any one or more of the following events:

            (a) failure by Mortgagor to pay when due any installments of principal or interest as required under the Note or any other default under the terms and provisions of the Note or failure by Mortgagor to pay, when due, any tax deposits, taxes, assessments, liens, charges, insurance premiums or to pay said sums into the escrow account, if required hereunder; or

            (b) failure by Mortgagor to duly keep, perform and observe any other covenant, condition or agreement in this Mortgage, any other instrument securing the Note or any other instrument or loan document collateral to the Note or executed in connection with the sums secured hereby, subject to the Cure Period as set forth in the Note; or

            (c) the commencement of levy, execution or attachment proceedings against Mortgagor, or the application for or appointment of a liquidator, receiver, custodian, sequestrator, conservator, trustee, or other similar judicial officer; or

            (d) the insolvency in the bankruptcy or equity sense,  of Mortgagor;
or

            (e) the assignment for the benefit of creditors, or the admission in writing of an inability to pay any debts generally as they become due, or the ordering, the winding-up or liquidation of its affairs, by Mortgagor; or

            (f) the commencement of a case against Mortgagor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar laws, state or federal, or the determination by any of them to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets; or

            (g) failure to comply with the specific prohibitions contained herein; or

            (h) if any warranty or representation of Mortgagor contained herein or contained in any of the associated loan documents prove to be untrue or misleading in any material respect; or

            (i) if the Mortgaged Property is subject to actual or threatened waste, or any part thereof, be removed, demolished or materially altered so that the value of the Mortgaged Property is diminished; or

            (j) if any federal or state tax lien or claim of lien for labor or material is filed of record against Mortgagor or the Mortgaged Property and is not removed by payment or transfer of lien to bond within thirty (30) days from the date of recording; or

            (k) if foreclosure proceedings (whether judicial or otherwise) be instituted on any mortgage or any lien of any kind secured by any portion of the Mortgaged Property; or

            (l) if Mortgagor defaults under the Zeches Mortgage or any other loan made by Mortgagee to Mortgagor; or

            (m) the incurrence of any additional indebtedness, secured by any interest in the Property, without the prior written consent of Mortgagee, which consent shall be in the sole and absolute discretion of Mortgagee.

      2.02 Acceleration of Maturity. If default be made in the payment of the principal sum or any installment thereof or any interest thereon as provided in the Note or if an Event of Default as defined herein occurs, then, in any and all such events, the entire principal amount of the Note with all interest then accrued thereon shall, at the option of Mortgagee and without notice (Mortgagor hereby expressly waives notice of any such default), become and be due and payable.

      2.03 Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

            (a) If an Event of Default  shall  have  occurred,  Mortgagor,  upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property, and may exclude Mortgagor and its agents and employees wholly therefrom, and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor.

            (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor shall pay to Mortgagee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, accrue interest at the maximum rate permissible under applicable law and be secured by the lien of this Mortgage.

            (c) Upon every such entering upon or taking of possession, Mortgagee may, without limitation, hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof and, from time to time:

                  (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                  (ii)  insure or keep the Mortgaged Property insured;

                  (iii) manage and operate the  Mortgaged  Property and exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same;

                  (iv) enter into agreements with others to exercise the powers herein granted Mortgagee; and

                  (v) receive reasonable compensation for its service and reimbursement of its expenses necessarily incurred;

all as Mortgagee from time to time may determine; and, in connection therewith, Mortgagor shall indemnify, defend and hold Mortgagee harmless of and from any and all claims, expenses, demands and/or liability arising therefrom. Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (1) the payment of accrued interest on the Note, (2) to the payment of overdue installments of principal, (3) the deposits for taxes and assessments due, (4) fees, charges, expenses and interest paid and/or accrued hereunder, (5) to the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof including repairs and maintenance thereof, and (6) reasonable compensation, expenses and disbursements of Mortgagee, its agents, attorneys and other representatives.

      2.04 Appointment of Receiver. In addition to Mortgagee's right to take possession of and operate the Property, as set forth above, either in lieu of Mortgagee taking the above set forth actions, or before taking such action and not in lieu of Mortgagee ultimately taking such actions, or after Mortgagee has already proceeded under the terms and provisions of Paragraph 2.03 hereof, Mortgagee shall be entitled to the appointment of a receiver, in accordance with the following terms and provisions:

            (a) If at any time, in the discretion of Mortgagee, a receivership may be necessary to protect the Mortgaged Property or the security of Mortgagee, whether before or after maturity of the Note and any other indebtedness secured by this Mortgage, or at the time of or after the institution of suit to collect the Note and any other indebtedness secured by this Mortgage or to enforce and/or foreclose this Mortgage, Mortgagee shall, as a matter of strict right and regardless of the value of the security for the amounts due hereunder or secured hereby or of the solvency of any party bound for the payment of the Note and any other indebtedness secured hereunder, have the right to the appointment, on ex parte application and without notice to Mortgagor, by any court having jurisdiction, of a receiver to take charge of, manage, preserve, protect and operate the Property and any business or businesses located thereon, to collect the rents, issues, proceeds, profits and income thereon, to make all necessary and needed repairs, to complete the construction of any improvements which has been undertaken but not completed, and to pay all taxes and assessments against the Mortgaged Property and insurance premiums for insurance thereon and after the payment of the expenses of the receivership, including reasonable attorneys' fees to Mortgagee's attorney, and after compensation for management of the Mortgaged Property, to apply the net proceeds in reduction of all indebtedness hereby secured or in such manner as the court shall direct. All such expenses shall be secured by the lien of this Mortgage until paid. Mortgagor hereby specifically waives the right to object to the appointment of a receiver and hereby expressly consents that such appointment shall be made as an admitted equity and as a matter of absolute right of Mortgagee.

            (b) The receiver or its agents shall be entitled to enter upon and take possession of any and all of the Mortgaged Property, together with any and all businesses conducted thereon and all business assets used therewith or thereon, or any part or parts thereof, and to operate and conduct the business or businesses, or complete construction of improvements, to the same extent and in the same manner as Mortgagor might lawfully do. The receiver, personally or through its agents or attorneys, may exclude Mortgagor and its subsidiaries, agents, servants and employees wholly from the Mortgaged Property, and have, hold, use, operate, manage and control the same and each and every part thereof, and in the name of Mortgagor, its subsidiaries, or agents, exercise all of their rights and powers and use all of the then existing items of security and collateral, materials, current supplies, stores and assets and, at the expense of Mortgagor, maintain, restore, complete construction of, insure and keep insured, the properties, equipment, and apparatus provided or required for use in connection with such business or businesses, and make all such necessary and proper repairs, renewals and replacements and all such useful alterations, additions, betterments and improvements as the receiver may deem judicious.

            (c) Such receivership shall, at the option of Mortgagee, continue until full payment of the Note and all other sums hereby secured, or until title to the Property shall have passed by foreclosure sale under this Mortgage.

      2.05 Mortgagee's Power of Enforcement. If an Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage; and (c) to pursue any other remedy, legal and/or equitable, available to it herein granted and/or under applicable law.

      2.06 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority, but not the obligation, to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged
Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest. Mortgagor shall cooperate with respect to any action taken by Mortgagee as set forth above.

      2.07 Foreclosure.

            (a) Mortgagee may institute proceedings for the partial or complete foreclosure of this Mortgage and Mortgagee may, pursuant to any final judgment of foreclosure, sell the Mortgaged Property as an entirety or in separate lots, units, or parcels.

            (b) In case of a foreclosure sale of all or any part of the Mortgaged Property, the proceeds of sale shall be applied in accordance with
Section 2.13 hereof, and Mortgagee shall be entitled to seek a deficiency judgment against Mortgagor to enforce payment of any and all obligations secured hereby then remaining due and unpaid, together with interest thereon, and to recover a judgment against Mortgagor therefor.

            (c) Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, or Mortgagee may elect which tenants Mortgagee desires to name as parties defendant in such foreclosure and failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the unpaid obligations secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

      2.08 Credit of Mortgagee. Upon any foreclosure of all or any part of the Mortgaged Property, Mortgagee may bid for and acquire the Mortgaged Property, or any part thereof and, in lieu of paying cash therefor, may apply to the purchase price any portion of or all of the unpaid obligations secured hereby, in such order as Mortgagee may elect.

      2.09 Sale. Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Mortgagor and all persons, except tenants pursuant to leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

      2.10 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any endorser, co-maker, surety, or guarantor of the obligations secured hereby, or any of their respective properties, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid obligations at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

      2.11 Waiver of Redemption, Notice and Marshalling. Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of Florida:

            (a) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment;

            (b) all notices of default, or Mortgagee's actual exercise of any option or remedy under any loan documents, or otherwise; and

            (c) any right to have the Mortgaged Property marshalled.

      2.12 Automatic Stay. Mortgagor hereby agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does agree that in the event Mortgagor or (if applicable) any partner of Mortgagor shall (a) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under title 11 of the U.S. Code, as amended;
(b) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended; (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; or (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, then and in any of such events Mortgagee shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Mortgagee as provided in the Note, this Mortgage, and all associated loan documents, and as otherwise provided by law. Mortgagor hereby agrees not to object to Mortgagee immediately seeking relief from the automatic stay, to allow Mortgagee to proceed immediately to obtain a final judgment of foreclosure of this Mortgage, to complete a foreclosure sale and/or to proceed against and realize upon the collateral for the indebtedness secured hereby and to otherwise allow Mortgagee to take all such actions as Mortgagee may elect in its sole discretion in pursuance of the other rights and remedies available in the event of a default by Mortgagor under this Mortgage and all associated loan documents. Mortgagor hereby waives any protection afforded under 11 U.S.C., Section 362(a).

      2.13 Application of Proceeds. The proceeds of any sale of all or any portion of the Mortgaged Property shall be applied by Mortgagee first, to the payment of receiver's fees and expenses, if any, and to the payment of all costs and expenses (including, without limitation, reasonable attorneys fees and expenses) incurred by Mortgagee, together with interest thereon at the maximum rate permitted under applicable law from the date so incurred, in connection with any entry, action or proceeding under this Article and, second, in such order as Mortgagee may elect, to the payment of the obligations secured hereby until all of said obligations have been paid in full.

      2.14 Delay or Omission No Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

      2.15 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any other instrument securing the Note; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; or (e) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, cosigner, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby.

      2.16 Sale, Transfer or Lease of Mortgaged Property. Without the prior written consent of Mortgagee, which consent shall be in Mortgagee's sole and absolute discretion, Mortgagor will abstain from and will not cause or permit any sale, exchange, transfer or conveyance, directly or indirectly, of the Mortgaged Property or any part thereof or any interest therein, voluntarily or by operation of law (other than foreclosure under this Mortgage), whether by sale, exchange, conveyance, merger, consolidation, reorganization or otherwise. Furthermore, there shall be no change in the operation or management of Mortgagor or the Mortgaged Property without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld. Any violation of the foregoing limitations, at the option of Mortgagee, shall be deemed an Event of Default hereunder.

      In the event of a permitted sale, or transfer by operation of law, or otherwise, of all or any part of the Mortgaged Property by Mortgagor, including, without limitation, any conveyances which may be permitted above, Mortgagee is hereby authorized and empowered to deal with any such transferee or successor in interest with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder. Furthermore, any permitted sale or transfer may be conditioned, without limitation, upon the payment of a transfer fee or a change in the loan charges, interest rates and payment or repayment terms.

      2.17 Further Encumbrances. No additional mortgage or encumbrance shall be placed upon the Mortgaged Property without the prior written consent of Mortgagee, which consent shall be in Mortgagee's sole and absolute discretion. Additionally, in the event a Notice Limiting Future Advances is filed limiting the right of Mortgagee to effectuate future advances under this Mortgage, the filing of such notice shall be and constitute a default under this Mortgage.

      2.18 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or now or hereafter existing at law, in equity or by statute.

                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS

      3.01 Heirs, Successors, and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, personal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, personal representatives, successors and assigns, whether so expressed or not.

      3.02 Addresses for Notices.

            (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or to Mortgagee shall be deemed given or furnished when addressed to the party intended to receive the same, at the address of such party set forth in this Section, or at the address of the Mortgaged Property in the case of notice to the Mortgagor, and delivered to such address or deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party. The initial addresses are as follows:

         If to Mortgagor:           AGU Entertainment Corp.
                                    3200 West Oakland Park Boulevard
                                    Lauderdale Lakes, Florida  33311
                                    Attention:  Chief Financial Officer
                                    Facsimile:

                  with a copy to:   Bruce C. Rosetto, Esq.
                                    Blank Rome LLP
                                    1200 North Federal Highway, Suite 417
                                    Boca Raton, Florida  33432
                                    Facsimile:  (561)417-8186

         If to Mortgagee:           Mitchell Entertainment Company
                                    7220 NW 36th Street, Suite 100
                                    Miami, Florida  33166
                                    Attention:  Jonathan E. Mitchell
                                    Facsimile:  (305) 591-9657

                  with a copy to:   Mitchell Entertainment Company
                                    11601 Wilshire Boulevard, Suite 2400
                                    Los Angeles, California  90025
                                    Attention:  Jonathan E. Mitchell
                                    Facsimile:  (310) 473-0076

                                    Robert S. Barry, Jr., Esq.
                                    Loeb & Loeb LLP
                                    10100 Santa Monica Boulevard, Suite 2200
                                    Los Angeles, California  90067
                                    Facsimile:  (310) 282-2200

                                    Howard L. Friedberg, Esq.
                                    Katz, Barron etal
                                    2699 South Bayshore Drive, 7th Floor
                                    Miami, Florida 33133
                                    Facsimile (305) 285-9227

            (b) Each party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

            (c) Notwithstanding anything in this instrument to the contrary, all requirements of notice shall be deemed inapplicable if Mortgagee is prevented from giving such notice by bankruptcy or any other applicable law. In such event, the cure period, if any, shall then run from the occurrence of the event or condition of default rather than from the date of notice.

      3.03 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience or reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

      3.04 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

      3.05 Changes. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which or whom enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

      3.06 Governing Law. This Mortgage is to be governed by and construed in accordance with applicable law and Mortgagor agrees that the sole and exclusive forum for the determination of any action relating to the validity and enforceability of this Mortgage shall be either an appropriate court of the State of Florida or that court of the United States which includes within its territorial jurisdiction the State of Florida.

      3.07 Usury. It is the intention of the parties hereto to comply with the usury laws of applicable governmental authority(ies); accordingly, it is agreed that, notwithstanding any provision to the contrary in the Note, this Mortgage, or any of the other documents securing payment thereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. In determining the maximum rate allowed, Mortgagee may take advantage of any state or federal law, rule or regulation in effect from time to time which may govern the maximum rate of interest which may be charged. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in the Note, this Mortgage, or in any of the other documents securing payment thereof or otherwise relating hereto, then in such event: (a) the provisions of this paragraph shall govern and control; (b) neither Mortgagor nor its heirs, personal representatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law; (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Note or refunded to Mortgagor; and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws.

      3.08 Required Notices. In addition to any notice requirements contained elsewhere in this Mortgage, Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

            (a) a fire or other casualty causing damage to the Mortgaged Property or any portion thereof;

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

            (b) receipt of notice of condemnation of the Mortgaged Property or any portion thereof;

            (c) receipt of notice from any government or quasi-governmental authority relating to the development, structure, use or occupancy of the Mortgaged Property or any portion thereof; or

            (d) commencement of any litigation affecting the Mortgaged Property or any portion thereof.

      3.09 Protective and Future Advances. It is the intent hereof to secure payment of the indebtedness represented by the Note, whether the entire amount shall have been advanced to the Mortgagor as of the date hereof or at a later date, and to secure any other amount or amounts that may be added to the mortgage indebtedness under the terms of this instrument for protective advances or otherwise. Further, it is the intent hereof to secure payment of the Note whether the entire amount shall have been advanced to the Mortgagor on the date hereof or at a later date, and to secure any other amount that may be added to the mortgage indebtedness under the terms of this instrument. This mortgage secures the principal debt as set out in the Note, advances received by the Mortgagor from the Mortgagee during the term hereof, all other indebtedness that may hereafter be due, owing or existing from the Mortgagor to the Mortgagee during the existence of this mortgage, and any renewal or renewals of the Note or any other note(s) for said present or future indebtedness. Notwithstanding any provision hereof, it is the intention to secure all future advances, as defined under Chapter 697 of the Florida Statutes, made commencing with the date hereof and continuing through twenty years after date hereof, by the lien of this mortgage in all respects as though such advances had been made simultaneously with the execution hereof and secured hereby; provided, however, that all such further or future advances shall be wholly optional with the Mortgagee and further provided, however, that no such advance or advances shall cause the unpaid principal obligation here secured to exceed 200% of the original aggregate principal amount of the Note, except that there may be added to such amount interest thereon and any and all disbursements made by the Mortgagee for the payment of taxes, levies or insurance on the Property covered by the lien of this mortgage with interest on such disbursements at the Default Rate, and for reasonable attorneys' fees and court costs incurred in the collection of any or all of such sums of money, including all such fees and costs in connection with appellate proceedings. Nothing herein contained shall be deemed an obligation on the part of Mortgagee to make any future advances.

      3.10 Modification or Waiver. Any indulgence or departure at any time by Mortgagee, its successors or assigns from any of the provisions hereof, or of any obligation hereby secured, shall not modify the same or waive future compliance therewith by Mortgagor. No act of omission or commission of Mortgagee, including, without limitation, any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver, release or modification of the same, such waiver, release or modification to be effected only through a written document executed by Mortgagee and then only to the extent specifically recited therein.

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

      3.11 Mortgagor's Duty to Defend. Mortgagor will defend, at its own cost and expense, and indemnify, defend and hold Mortgagee harmless from, any action, proceeding or claim affecting the Mortgaged Property, the indebtedness secured hereunder or any associated loan document. Costs and expenses will include all reasonable attorneys' fees to and through all trial, appellate, supplemental and bankruptcy proceedings. If Mortgagor neglects or refuses to act pursuant to this paragraph, Mortgagee, at its option (whether electing to declare the entire indebtedness secured hereby due and payable or not, or to pursue other remedies for an Event of Default) may pay for all reasonable attorneys' fees, costs and expenses incurred in any such action(s). All such payments, bearing interest thereon from the time of payment at the maximum contract rate of interest permitted by law, shall be deemed a part of the indebtedness secured hereunder and shall be immediately due and payable by Mortgagor to Mortgagee.

      3.12 Mortgagee's Rights At Any Time, With or Without Consent. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby, or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment of all or any part of the secured indebtedness or for performance of any obligation; (b) make any agreement extending the time of payment of all or any part of the indebtedness secured hereunder, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (c) exercise or refrain from exercising or waive any right Mortgagee may have; (d) accept additional security of any kind; or (e) release, or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

      3.13 Americans With Disabilities Act. Mortgagor covenants and agrees that, during the term of the loan evidenced by the Note, the Mortgaged Property is and will be in full compliance with the Americans with Disabilities Act ("ADA") of November 26, 1990, 42 U.S.C. Section 12191, et seq., as amended from time to time, and the regulations promulgated pursuant thereto and any other laws or legal requirements regarding access and facilities for handicapped or disabled persons. Mortgagor shall be solely responsible for all ADA and other related compliance costs, including, without limitation, attorneys' fees and litigation costs, which responsibility shall survive the repayment of the loan evidenced by the Note and foreclosure of the Mortgaged Property.

      3.14 Compliance with Law. Mortgagor warrants and represents that Mortgagor has complied, and shall hereafter comply, with all valid laws, rules, ordinances and regulations of the Federal, state and local government, and all agencies and subdivisions thereof which laws, rules, ordinances and regulations apply or relate to the Mortgaged Property and the use, development and construction thereof and of improvements existing or contemplated thereon or as a part thereof, or the improvements now or hereafter located thereon or on a part thereof.

      3.15 Late Charges. The Note provides that the Note holder may charge a late payment as provided in the Note and, therefore, all such late payment charges shall also be secured by this Mortgage.

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

      3.16 Time of the Essence. Mortgagor agrees that where, by the terms hereof or of the Note, a day is named or a time fixed for the payment of any sum of money or the performance of any agreement, that time is of the essence.

      3.17 Attorneys' Fees. As used in this Mortgage and all associated loan documents, attorneys' fees shall include, but not be limited to, fees incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, as well as appearances in and connected with appellate, supplemental or bankruptcy proceedings, or creditors' reorganization or arrangement proceedings.

      3.18 Venue. Mortgagor agrees that Broward County, Florida, at the sole option of Mortgagee, is the proper venue for any and all legal proceedings arising out of this Mortgage, the Note and any associated loan documents.

      3.19 Indemnification. In no event shall Mortgagee's rights hereunder or under any associated loan documents grant Mortgagee the right to or be deemed to indicate that Mortgagee is in control of the business, management or properties of Mortgagor, or has power over the daily management functions and operating decisions made by Mortgagor. Mortgagee is a lender only and shall not be considered a shareholder, joint venturer or partner of Mortgagor. Mortgagor and Mortgagee intend that the relationship created under the Note, this Mortgage and all other associated loan documents be solely that of debtor and creditor, mortgagor and mortgagee or borrower and lender, as the case may be. Nothing herein or in any of the associated loan documents is intended to create a joint venture, partnership, tenancy in common or joint tenancy relationship between Mortgagor and Mortgagee nor grant to Mortgagee any interest in the Mortgaged Property other than that of creditor or mortgagee, it being the intent of the parties hereto that Mortgagee shall have no liability whatsoever for any losses generated by or incurred with respect to the Mortgaged Property nor shall
Mortgagee have any control over the day to day management or operation of the Mortgaged Property. The terms and provisions of this Paragraph shall control and supersede over every other provision and all other agreements between Mortgagor and Mortgagee. Mortgagor hereby agrees to indemnify, defend and hold Mortgagee harmless and defend Mortgagee against any loss, liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) and all claims, actions, procedures and suits arising out of or in connection with any construction of the relationship of Mortgagor and Mortgagee as to that of joint venturers, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor or any assertion that such a construction should be made. The foregoing indemnity shall survive the repayment of the Note and the satisfaction of this Mortgage and shall continue for so long as any liability for which the indemnity is given may exist or arise.

      3.20 Mortgage and/or Intangible Tax. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Mortgagee from and against any and all losses imposed upon or incurred by or asserted against Mortgagee and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage Deed and Security Agreement or any of the other loan documents.

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

      3.21 Financial Statements. If requested by Mortgagee, Mortgagor shall furnish to the Mortgagee signed quarterly and annual unaudited statements of financial condition and profit and loss statements. Such statement shall be delivered to the Mortgagee within 45 days after the close of Mortgagor's quarterly fiscal period, and within 90 days after the close of Mortgagor's fiscal year. The financial statements required by this paragraph shall be prepared in form and manner as are customarily employed by Florida certified public accountants for such purpose.


                            INTENTIONALLY LEFT BLANK


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

      WAIVER OF TRIAL BY JURY. MORTGAGOR AND MORTGAGEE HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS MORTGAGE OR ANY ASSOCIATED LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN EVIDENCED BY THE NOTE OR TO THIS MORTGAGE. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. MORTGAGEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO MORTGAGOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.


Signed, sealed and delivered
in the presence of:                     AGU ENTERTAINMENT CORP., a Delaware
                                        corporation
/s/ Bruce C. Rosetto
--------------------------------
Print name: Bruce C. Rosetto            By: /s/ David Levy
           ---------------------           -------------------------------------
/s/ Innocencia Ramos                            David Levy, President
--------------------------------

Print name: Innocencia Ramos
           ---------------------             (Corporate Seal)



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